UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

Apollo Asset Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  9 West 57th Street, 43rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Series A Preferred Stock	AAM.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	AAM.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
The information that pertains to the fiscal quarter and fiscal year ended December 31, 2021 set forth below in Item 7.01 is incorporated by reference herein.

Item 7.01     Regulation FD Disclosure.

Update on Merger-Related and Other Financial Items
As previously announced, Apollo Global Management, Inc. (“Apollo”) plans to release financial results for the fourth quarter and full year 2021 on February 11, 2022. Ahead of that date and following the Investor Day held on October 19, 2021 (“Investor Day”) and the completion of the merger with Athene Holding Ltd. (“Athene”) on January 1, 2022, as well as other recent updates, we are providing select financial updates based on information available as of January 26, 2022.

As a high-growth, global alternative asset manager, Apollo presented its five-year growth strategy (the “plan”) at Investor Day. Embedded within the plan are three key goals: scaling Apollo's origination capabilities, building out global wealth distribution, and growing Apollo's capital solutions business. Recent progress with each of these goals is consistent with progress against Apollo's financial targets. Apollo provided business and financial performance targets it seeks to achieve by the end of 2026 and per share Fee Related Earnings (“FRE”) and Spread Related Earnings (“SRE”) estimates for 2022. Apollo remains comfortable with these targets in view of its progress to date with the plan.

Apollo has recently made several announcements regarding transformative forward progress, including the completion of the Athene merger, the pending acquisition of the US wealth distribution and asset management businesses of Griffin Capital (“Griffin”), the compensation reset to better align employees with shareholders, and a share repurchase program. Additionally, with the share class restructure completed alongside the Athene merger close, Apollo believes it has fully met all criteria for inclusion in the S&P 500 index. Apollo also announced the recasting of its non-GAAP financial results and performance measures to reflect new operating segments, categorization of investment strategies, and certain segment allocations commencing with the first quarter of 2022.

This report notes the financial impact of certain items relevant to the fourth quarter and/or full year 2021, the impacts of which we believe are largely transitory on GAAP and/or non-GAAP measures.

Athene Merger
On January 1, 2022, we closed the merger with Athene in an all-stock transaction. We believe the combination will accelerate growth through fully aligning both companies’ respective strategies and employee incentives, while strengthening our combined capabilities as a capital solutions provider.

As previously announced, Apollo will report standalone financial results on February 11, 2022. We expect the Apollo Asset Management, Inc. Form 10-K will be filed on or around February 25, 2022.

While the common shares of Athene have been de-listed following the closing of the merger, Athene’s preferred shares remain listed, and the company will continue to report standalone financial results for the year ended December 31, 2021. Athene will issue an earnings release on February 11, 2022 and expects to file its Form 10-K on or around February 25, 2022 and will also file quarterly financial reports with the SEC thereafter.

Compensation Reset
On December 2, 2021, we announced plans to reset our compensation programs to create better alignment between shareholders and employees and incentives to achieve the business and financial performance targets presented at Investor Day. We want to attract the most qualified and energized talent in the industry and want motivated, productive talent to spend the entirety of their career at Apollo. These changes, which include the one-time issuance of additional vested equity awards, are expected to lower our fee related compensation expense ratio from approximately 30% to 25% over the next five years.

As previously announced, we consequently expect to incur a one-time, non-cash GAAP charge of approximately $950 million in the fourth quarter of 2021 largely related to the issuance of vested equity awards. This vesting paradigm is a purposeful step in empowering our employees. We want highly energized and productive employees who want to be at Apollo, rather than people who are incentivized to stay at Apollo because they need to vest. The share count impact is described below.

The compensation reset will lower Apollo's Distributable Earnings (“DE”) tax rate for fiscal year 2021 to be approximately 8%, and Apollo expects its DE effective tax rate for full year 2022 to be approximately 18%.

Griffin Acquisition
On December 2, 2021, a definitive agreement to acquire Griffin’s US wealth distribution and asset management businesses in an all-stock transaction was announced. The acquisition is a significant step in building Apollo’s Global Wealth Management Solutions business, which is focused on the development and distribution of alternatives to individual investors and their wealth advisors. We believe this acquisition will expand our retail investor presence, accelerate our global wealth build, and will be strategically accretive. More specifically, Griffin will expand our presence in the independent broker dealer and wirehouse distribution channels and includes two retail interval funds totaling approximately $5 billion of assets under management. We expect Griffin to generate higher fee related revenues and costs and to become a meaningful driver of earnings growth from Apollo’s Global Wealth Management Solutions business in the years ahead.

The Griffin transaction is expected to close in two phases. We expect to complete the acquisition of the US wealth distribution in the first quarter of 2022, followed by the anticipated close of the acquisition of the investment advisers to the two retail interval funds in the second quarter of 2022. The Griffin acquisition is subject to customary closing conditions, including approval by stockholders of Griffin Institutional Access Real Estate Fund and the Griffin Institutional Access Credit Fund.

The Griffin transaction is expected to be approximately breakeven to Apollo’s after-tax DE per share in 2022.

Shares Outstanding
As of December 31, 2021, Apollo had approximately 249 million shares of common stock issued and outstanding. As of December 31, 2021, DE shares outstanding were approximately 461 million shares, which includes vested and unvested equity awards issued in conjunction with the compensation reset and 1.7 million of newly issued shares committed to establishing a non-profit foundation.

As of January 6, 2022, Apollo had approximately 571 million shares of common stock issued and outstanding. DE shares outstanding is currently approximately 600 million shares. Pro forma for the expected closing of the Griffin transaction in the second quarter of 2022, DE shares outstanding is approximately 604 million shares.

DE shares outstanding consist of total shares of common stock outstanding, Apollo Operating Group Units that participate in dividends and restricted share units (“RSUs”) that participate in dividends. See “Non-GAAP Disclosures and Reconciliation” below for the share reconciliation.

Athora Revised Fee Agreement
On December 15, 2021, we executed an amended and restated fee agreement with Athora Holding, Ltd. (“Athora”), a company that acquires or reinsures blocks of insurance business in the European retirement services market. The new fee agreement revises the base fee that we charge for managing certain assets on behalf of Athora and removes Athora’s previous reimbursement of certain costs incurred by Apollo. The effective date for these changes is January 1, 2021.

For our GAAP and non-GAAP financial results for 2021, the impact of these fee agreement changes will be accounted for as an increase in revenue and expenses. The annual increase in revenue and expenses is approximately $25 million. The fee agreement changes were reflected in the recent presentation updating non-GAAP financial measures and will also be reflected in our financial results to be issued on February 11, 2022.

Fee Related Earnings Margin
Pro forma for the segment allocations and the revised fee agreement with Athora described above, Apollo's full year 2021 FRE margin is expected to be approximately 57%. However, pro forma for the acquisition of Griffin, Apollo expects this margin to be approximately 100 basis points lower, as Griffin operates at a lower profit margin than Apollo’s Asset Management segment. FRE margin is calculated as FRE divided by fee related revenues (which includes management fees, transaction and advisory fees and certain performance fees).

The information included in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* * *

In this Current Report on Form 8-K, references to “Apollo” refer collectively to Apollo Global Management, Inc. and its subsidiaries, unless the context otherwise indicates. The information in this Current Report on Form 8-K contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis and expectations regarding benefits anticipated to be derived from the merger with Athene. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report on Form 8-K, the words “believe,” “anticipate,” “estimate,” “expect,” “intend”, “may,” “will,” “could,” “should,” “might,” “target,” “plan,” “seek,” “continue” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new Apollo funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, and interest rate fluctuations, generally, Apollo’s ability to manage its growth, fund performance, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by Apollo funds, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in Apollo’s regulatory environment and tax status, litigation risks and Apollo’s ability to recognize the benefits expected to be derived from the Merger. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in the joint proxy statement/prospectus filed by Apollo Global Management, Inc. (formerly known as Tango Holdings, Inc.) with the Securities and Exchange Commission (the “SEC”) on November 5, 2021, Apollo Asset Management Inc.’s (“AAM,” formerly known as Apollo Global Management, Inc.) Annual Report on Form 10- K filed with the SEC on February 19, 2021 and Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021, and Athene’s Annual Report on Form 10-K filed with the SEC on February 19, 2021, amendment to its Annual Report on Form 10-K/A filed with the SEC on April 20, 2021 and Quarterly Report on Form 10-Q filed with the SEC on November 8, 2021, as such factors may be updated from time to time in Apollo’s, AAM’s or Athene’s periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in other filings. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of any Apollo fund.

No Offer or Solicitation
This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Non-GAAP Disclosures and Reconciliation
This report contains financial information that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“non-GAAP measures”). There are limitations inherent in non-GAAP measures because they exclude certain charges and credits that are required to be included in a GAAP presentation. Non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP measures as used by Apollo may not be comparable to similarly titled measures used by other companies.

The table below sets forth a reconciliation of common stock outstanding to DE shares outstanding:

Share Reconciliation (in millions)	December 31, 2021	January 6, 2022
Total GAAP Class A Common Stock Outstanding	249	571
Non-GAAP Adjustments:
Participating Apollo Operating Group Units	185	-
Vested RSUs	18	18
Unvested RSUs Eligible for Dividend Equivalents	10	11
Distributable Earnings Shares Outstanding[1]	461	600
1.Numbers are approximate and may not sum to totals due to rounding. Shares outstanding as of December 31, 2021 for Apollo Global Management, Inc. (now known as Apollo Asset Management, Inc.), prior to the merger with Athene. Shares outstanding as of January 6, 2022 for Apollo Global Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Asset Management, Inc.

Date: January 27, 2022	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer